Exhibit 99.1

MANAGEMENT PRESENTATION March 2016 © 2016 DineEquity, Inc. All rights reserved.

Forward-Looking Information: Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; fourth-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures: This presentation includes references to the Company's non-GAAP financial measures "adjusted net income available to common stockholders (adjusted EPS)," and "free cash flow". "Adjusted EPS" is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any gain or loss related to the disposition of assets, and other items deemed not reflective of current operations. This is presented on an aggregate basis and a per share (diluted) basis. “Free cash flow" for a given period is defined as cash provided by operating activities, plus net receipts from notes and equipment contracts receivable, less capital expenditures. Management utilizes free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from notes and equipment contracts receivable, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS and free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles. 2 © 2016 DineEquity, Inc. All rights reserved.

OVERVIEW DINEEQUITY, INC. OF © 2016 DineEquity, Inc. All rights reserved.

dineEquity

Highlights of the DineEquity Story

Applebee's and IHOP are two iconic brands with #1 positions in their respective categories[1] for the last eight consecutive years

- ***With more than 3,700 restaurants, DineEquity is one of the largest full-service restaurant companies in the world***

Stable long-term capital structure with an attractive fixed interest rate of 4.277% through 2021

99% franchised and asset-lite business model generates strong free cash flow with reduced volatility

Balanced capital allocation strategy and commitment to return substantial cash to shareholders

- *DineEquity has returned approximately $300 million to its shareholders in the form of quarterly cash dividends and share repurchases combined since the cash dividend was restored in 2013*

Purchasing co-op mitigates commodity inflation for our brands

Strong management team with longstanding history at DineEquity and in the restaurant industry

(1) Nation's Restaurant News, "Top 100," June 15, 2015 (Applebee's rank based on 2014 U.S. system-wide sales in the casual dining category; IHOP rank based on 2014 U.S. system-wide sales in the family dining category).

IHOP

© 2016 DineEquity, Inc. All rights reserved.

Applebee's GRILL & BAR

4

DINEEQUITY’S DIVERSIFIED SOURCES OF REVENUE Sale of Pancake / Waffle Dry-Mix Royalties Approx. 4.5% Royalties Approx. 4.0% Franchise Financing Revenues (2) Rental Revenues (3) Franchise Fees Fees (1) IHOP revenue sources exclude advertising fund contributions from franchisees, which are recognized as revenue and a correspon ding expense of franchise operations for accounting purposes. (1) Includes both a location fee and franchise fee. Varies depending on single or multi-restaurant agreement. Franchise fees are associated with franchise agreements and the revenue generated by these fees varies depending on the number of new franchise agreements in a given year. (2) Financing revenues: Equipment lease receivables extend through the year 2029. Franchise note receivables extend through the year 2024. (3) Rental revenues: Direct financing lease receivables extend through the year 2036. Source: Company’s fiscal 2015 Form 10-K 5 © 2016 DineEquity, Inc. All rights reserved.

OUR STRATEGY TO DRIVE ORGANIC GROWTH © 2016 DineEquity, Inc. All rights reserved.

FIVE BENCHMARKS DRIVE ORGANIC GROWTH TO Maximize the Business Change the Story at Applebee’s 1 Drive Strong Free Cash Flow Return it to Shareholders Sustain IHOP’s Momentum 2 Meaningful Cash Dividend Accelerate Franchisee Restaurant Development 3 Share Repurchases Build a More Nimble Company Under One Roof 4 Returned approximately $136 million, or 96% of free cash flow(1), in 2015 Thoughtfully Explore a Strategic Acquisition 5 (1) See reconciliation of the Company's cash provided by operating activities to free cash flow in the fiscal 2015 earnings press release dated February 24, 2016 7 © 2016 DineEquity, Inc. All rights reserved.

INNOVATE EVOLVE BUILD STRONG BRANDS © 2016 DineEquity, Inc. All rights reserved.

INNOVATE AND EVOLVE STRONG BRANDS Committed to Long-term Brand Building Operational Excellence Remodel Programs Global Development by Franchisees Guest Satisfaction Menu Innovation Effective Advertising & Media Digital and Social Marketing 9 © 2016 DineEquity, Inc. All rights reserved.

INNOVATE AND EVOLVE STRONG Current Remodel Program at IHOP BRANDS 10 © 2016 DineEquity, Inc. All rights reserved.

INNOVATE AND EVOLVE STRONG Food and Menu Innovation at IHOP BRANDS 11 © 2016 DineEquity, Inc. All rights reserved.

INNOVATE AND EVOLVE STRONG Applebee’s Domestic Prototype BRANDS 12 © 2016 DineEquity, Inc. All rights reserved.

INNOVATE AND EVOLVE STRONG BRANDS Food and Menu Innovation at Applebee’s 13 © 2016 DineEquity, Inc. All rights reserved.

dineEquity

Innovate and Evolve Strong Brands

Social Media Impact at Both Brands

IHOP

Applebee's GRILL & BAR

With almost 3.5 million likes, IHOP has the most fans on Facebook among the peer group[2]

In 2015, IHOP achieved 74% growth in followers on Twitter, the largest among the peer group[2]

Over 13 billion word of mouth impressions generated on Twitter in 2015[1]

Applebee's Fantographer program voted Best use of Instagram in 2015 by Entrepreneur magazine[1]


24
IHOP




Applebee's



(1) BTC, Social Media Impact By the Numbers, 2015 Annual Report."

(2) MRM//McCann: Digital & Social Investment Highlights. Competitive set includes: Denny's, Waffle House, Cracker Barrel, and Panera Bread. Data from January 2015 to December 2015.

IHOP
© 2016 DineEquity, Inc. All rights reserved.
Applebee's GRILL & BAR
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INNOVATE AND EVOLVE STRONG BRANDS Same-Restaurant Sales Performance IHOP System-wide Same-Restaurant Sales 3.9% 4.5% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% -1.0% -2.0% -3.0% 2011 2012 2013 2014 2015 Applebee’s System-wide Same-Restaurant Sales 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% (0.3)% 2013 -0.5% 2011 2012 2014 2015 Source: Company’s fiscal 2015 Form 10-K and Company’s press releases. 15 © 2016 DineEquity, Inc. All rights reserved. 2.0% 1.2%1.1% 0.2% 2.4% (2.0)%(1.6)%

ACCELERATE FRANCHISEE RESTAURANT DEVELOPMENT Investing in Talent and Systems to Drive Global Development Fiscal Year Total Restaurant Count 3,716 (1) 4,000 3,667 3,631 36 3,615 35 11 3,569 34 3,464 3,514 3,400 3,500 3,320 3,000 1,607 2,500 2,000 1,500 1,000 500 0 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% 2014 99% 2015 % Franchised 99% Applebee's - Franchise IHOP - Franchise & Area License Company-Operated (1)As of December 31, 2015, DineEquity’s company restaurant operations segment consisted of 11 IHOP company-operated restaurants. Source: Company’s Form 10-K filings 16 © 2016 DineEquity, Inc. All rights reserved. 1,672 1,639 192 1,569 412 320 417 1,535 522 1,493 1,443 1,385 1,333 2,011 1,988 1,994 2,033 1,842 1,701 1,598 1,609 1,465

dineEquity

2015 Was a Successful Year for DineEquity

- **Achieved over 30% growth in full-year adjusted earnings per diluted share,**[1] from $4.73 in fiscal 2014 to $6.19 in fiscal 2015.
- **Generated free cash flow of approximately $142 million,**[2] of which approximately $136 million[3] was returned to shareholders in the form of share repurchases and quarterly cash dividends.
- **Both brands achieved positive same-restaurant sales for fiscal 2015:**
  IHOP:
  - Sales increased by 4.5%, marking the strongest full-year gain since fiscal 2004

  Applebee's:
  - Sales rose by 0.2%, representing the second consecutive full-year sales increase
- **Interest expense declined by roughly $33 million in fiscal 2015 relative to fiscal 2014.**
- **IHOP franchisees and its area licensee and Applebee's franchisees opened 99 new restaurants** combined on a global basis.
- **For the eighth consecutive year, both brands were ranked #1 in their respective categories**[4] according to the latest ranking by Nation's Restaurant News on the basis of U.S. system-wide sales.

(1) See Non-GAAP financial measures in the Company's press release issued on February 24, 2016. This includes the positive impact of a 53rd operating week in fiscal 2015.
(2) See reconciliation of the Company's cash provided by operating activities to free cash flow in the fiscal 2015 earnings press release dated February 24, 2016
(3) Excludes the fourth quarter 2015 declared dividend of approximately $17.1 million paid on January 8, 2016
(4) Nation's Restaurant News, "Top 100," June 15, 2015 (Applebee's rank based on 2014 U.S. system-wide sales in the casual dining category; IHOP rank based on 2014 U.S. system-wide sales in the family dining category)

IHOP © 2016 DineEquity, Inc. All rights reserved. Applebee's GRILL & BAR
17

KEY FINANCIAL HIGHLIGHTS © 2016 DineEquity, Inc. All rights reserved.

MANAGE COSTS Track Record of Containing Expenses General and Administrative Expenses (in millions) $193(1) $200 $182 $163 150 $144 100 50 0 2007 2008 2009 2010 2011 2012 2013 2014 2015 We are making prudent investments in talent to support future growth and will incur modest incremental costs to support our current securitized debt structure (1) Comprised of actual IHOP G&A expenses plus pro forma Applebee’s G&A expenses as disclosed in the Company’s 2007 Form 10 -K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing sharehold er value. Source: Company’s Form 10-K filings and press releases. 19 © 2016 DineEquity, Inc. All rights reserved. $158$160$156$155 (2) $146 $6 Consolidation Costs $9 Legal Settlement

MANAGE COSTS 99% Franchised System Requires Minimal Capital Expenditures Capital Expenditures (2009 – 2015) (in millions) $30 $25 $20 $15 $10 $6 $5 $0 2009 2010 2011 2012 2013 2014 2015 DineEquity is prudently investing in technology and future restaurant prototypes to drive growth Source: Company’s Form 10-K filings and press releases. 20 © 2016 DineEquity, Inc. All rights reserved. $26 $19 $17 $15 $7$7

CAPITAL ALLOCATION STRATEGY The share repurchase authorization was increased to $150 million in Q4 2015 QQuuaarrtteerrllyy $$00..87755 $$00.8.9725 Annual $3..050 dividend $3..5608 Board authorized a m5e%aninincgrfeualsiencinretahsee in thqeuaqrutearrltyerclyaschash dividend in Q4 2015 DineEquity has increased its dividend by 23% overall since restoring the quarterly cash dividend in the first quarter of 2013 We returned over $136 million to shareholders in fiscal 2015 through quarterly cash dividends and share repurchases combined We plan to continue returning the majority of our strong free cash flow to shareholders through a sustainable program of quarterly dividends and share repurchases Dividend yield of 4.0% is one of the highest in the restaurant category(1) (1) Dividend yield based on the closing stock price of DineEquity’s common stock on February 26, 2016. 21 © 2016 DineEquity, Inc. All rights reserved.

SIGNIFICANT ACHIEVEMENTS OVER LAST EIGHT YEARS THE © 2016 DineEquity, Inc. All rights reserved.

DELIVERED ON WHAT WE PROMISED SUCCESSFUL EXECUTION OF OUR STRATEGY HAS YIELDED POSITIVE RESULTS Reduced G&A by approximately $44 million between 2007 and 2015 (1) Formed a purchasing co-op in 2009 to benefit our franchisees DineEquity became 99% franchised in 2012 Completed the refinancing of our long-term debt in 2014 to a lower fixed rate of 4.277% Returning significant cash to shareholders Reduced total debt by $1 billion since 2007 Tireless focus on making our iconic brands even stronger Continuing to drive growth from our existing brands Implemented a Shared Services model (1) 2015 Figure excludes approximately $6 million in costs associated with the consolidation of our Kansas City restaurant support center. 23 © 2016 DineEquity, Inc. All rights reserved.

POSITIONED FUTURE SUCCESS FOR © 2016 DineEquity, Inc. All rights reserved.

BUILDING ON OUR ACHIEVEMENTS FOR FUTURE SUCCESS Focused on key strategic priorities to drive long-term growth Innovate and evolve our strong brands to drive organic growth International development and brand building Build a more nimble organization Disciplined approach to G&A management and minimizing costs Capital structure increases our ability to drive shareholder value Continue to explore a strategic acquisition Enhance our domestic development capability – remodel programs and non-traditional locations 25 © 2016 DineEquity, Inc. All rights reserved.

MANAGEMENT PRESENTATION March 2016 © 2016 DineEquity, Inc. All rights reserved.